UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

The New York Times Company
(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
620 Eighth Avenue, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K furnished to the Securities and Exchange Commission on January 31, 2008 solely for the purpose of making changes to The New York Times Company December revenues press release furnished as Exhibit 99.2. The New York Times Company issued a correction to the December revenues press release to clarify a shift in the timing of T:Holiday, which was published in November 2007 compared with December 2006. A copy of the corrected press release is attached as Exhibit 99.2.

Item 2.02     Results of Operations and Financial Condition.

On January 31, 2008, The New York Times Company (the "Company") issued a press release announcing the Company’s earnings for the quarter ended December 30, 2007. On January 31, 2008, the Company also issued a press release announcing the Company’s revenues for December 2007. Copies of these press releases are furnished as exhibits to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

         (d)  Exhibits

Exhibit 99.1	The New York Times Company Earnings Press Release dated January 31, 2008

Exhibit 99.2	The New York Times Company December Revenues Press Release dated January 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date:	January 31, 2008	By:	/s/ Kenneth A. Richieri
Kenneth A. Richieri
Senior Vice President
and General Counsel

Exhibit List

Exhibit 99.1	The New York Times Company Earnings Press Release dated January 31, 2008

Exhibit 99.2	The New York Times Company December Revenues Press Release dated January 31, 2008